Exhibit 99.1

List of Transactions

Transaction No.	Issuing Entity
1.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 1998-1

2.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 1999-1

3.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2001-3

4.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2002-1

5.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2002-2

6.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2002-3

7.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2002-4

8.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2002-5

9.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2003-1

10.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2003-2

11.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2003-3

12.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2003-4

13.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2004-1

14.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2004-2

15.	Equity One ABS, Inc., Mortgage Pass-Through Certificates, Series 2004-3

16.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2004-4

17.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2004-5

18.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-1

19.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-2

20.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-3

21.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-4

22.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-5

23.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-6

24.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-A

25.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-B

26.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-C

27.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2005-D

28.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2006-A

29.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2006-B

30.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2006-C

31.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2006-D

32.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2006-E

33.	Popular ABS, Inc., Mortgage Pass-Through Certificates, Series 2007-A

34.	People’s Choice Home Loan Securities Trust Series 2005-2

35.	People’s Choice Home Loan Securities Trust Series 2005-3

36.	People’s Choice Home Loan Securities Trust Series 2005-4

37.	People’s Financial Realty Mortgage Securities Trust Series 2006-1

38.	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-FM1

39.	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series2006-FM2

40.	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2007-2

41.	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2007-3

42.	Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2007-S2